[PHOTO]

OPPENHEIMER CAPITAL APPRECIATION FUND
SEMIANNUAL REPORT FEBRUARY 28, 1997


"We have some
IMPORTANT
financial goals,
so we want
our investment
to INCREASE
in value
over time."

[OPPENHEIMERFUNDS LOGO]

THE RIGHT WAY TO INVEST

                                      NEWS

                              OUTPERFORMED AVERAGE


Cumulative Total Return for the
3-Year Period Ended 3/31/97:

Oppenheimer Capital
Appreciation Fund
Class A (at net asset value)(2)

74.63%

Lipper Capital Appreciation Average
for 123 Capital Appreciation Funds for the
3-Year Period Ended 3/31/97(4)

47.31%

THIS FUND IS FOR PEOPLE WHO WANT THE POTENTIAL FOR SOLID INVESTMENT GROWTH OVER THE LONG TERM.

HOW YOUR FUND IS MANAGED

Oppenheimer Capital Appreciation Fund seeks long-term growth by investing in the stocks of "growth-type" companies and cyclical industries that the Fund's investment managers believe have opportunities for capital growth.

        In today's stock market, the Fund's managers are targeting consumer and industrial companies with strong earnings momentum, as well as companies that have excellent growth prospects, especially in the technology sector, such as computer software and net-working. The Fund also invests in U.S.-based companies that are believed to have superior growth potential because their products or services are in high demand abroad.(1)

PERFORMANCE

Cumulative total returns for the six months ended 2/28/97 were 18.22% for Class A shares, 17.71% for Class B shares and 17.72% for Class C shares, without deducting sales charges.(2)

        Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 3/31/97 were 10.41%, 13.45% and 10.36%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 11/1/95 were 11.13% and 15.25%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 12/1/93 were 15.14% and 16.63%, respectively.(3)


OUTLOOK

"We're very optimistic about this year. We believe that 1997 will be a year that will place great importance on earnings growth."

                                                  Jane Putnam, Portfolio Manager
                                                               February 28, 1997



Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. As of 12/18/96, the Fund's name was changed from "Target Fund."

1. The Fund's portfolio is subject to change.

2. Based on the change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/22/81. The Fund's maximum sales charge for Class A shares was higher during a portion of some of the periods shown, so that actual investment results would have been less. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Capital Appreciation Fund is characterized by Lipper as a capital appreciation fund. Lipper performance is based on total return and does not take sales charges into account.

2   Oppenheimer Capital Appreciation Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Capital Appreciation Fund


DEAR SHAREHOLDER,



As we advised you at year end, we don't expect 1997's stock market to report the record-breaking returns we saw last year. However, we do believe it may be a period in which investors can take advantage of some great buying opportunities created by lower stock valuations. Our optimism can be traced to solid economic fundamentals that should remain stable throughout the calendar year and the robust investing habits of aging baby boomers.

         First, the economy has been expanding slowly, but steadily. Interest rates have remained relatively low despite the Federal Reserve's recent increase in short-term rates. In turn, low interest rates translate into reduced borrowing rates for companies and individuals. Companies have taken advantage of the savings by using it to improve their technologies, thereby increasing their productivity and efficiency. By downsizing and implementing other cost-cutting strategies, companies in the United States should now be better equipped to compete globally.

        In addition, inflation has been at its lowest level in three decades. While it's true that an increase in interest rates often indicates an accelerating economy, the Federal Reserve has been quick to acknowledge that inflation and growth are under control. In fact, they've labeled the recent move as a "preemptive" act to keep inflation at these low levels and extend the economy's healthy growth cycle.

        Second, monthly cash flows into mutual funds have been higher, largely due to the savings pattern of the baby boomers. The first wave of this generation--those just turning 50--are beginning to direct more money toward their retirement. Concerned about proposed cutbacks in Social Security benefits, more and more individuals believe they will have to fund a large portion of their retirement themselves. And, as they gradually pay off their children's college expenses and reduce their mortgages, they are positioned to save more aggressively.

        For these reasons we remain confident about the opportunities available in the stock market this year. Of course, selectivity will be the key to allocating an effective portfolio. Therefore, it will be important to base choices on the individual merits of a company, such as strong management, fundamental business policies and long-term prospects for the future. And for investors, as always, maintaining a long-term time horizon is essential. Because, while short-term swings will certainly occur and past performance is no guarantee of future results, the market's long-term trend has been to move higher and higher.

        Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

March 21, 1997


3    Oppenheimer Capital Appreciation Fund

Q +  A

[PHOTO]


Q  WHAT INVESTMENTS MADE POSITIVE
CONTRIBUTIONS TO PERFORMANCE?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM?

Our performance has been strong. We attribute Oppenheimer Capital Appreciation Fund's success to having higher exposure to the market-leading sectors of technology and financial services and having more of a large-cap concentration as compared to most of our peers. During the period, many investors were seeking liquidity and established, more dependable earnings, two characteristics more likely to apply to large-cap companies. As a result of our strategic positioning, Oppenheimer Capital Appreciation Fund finished 36th out of 202 capital appreciation funds ranked by Lipper for the 1-year period ended 3/31/97.(1)

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

The largest contribution to the Fund's success was our emphasis in technology and financial services. Within the technology sector, computer hardware, telecommunication equipment, and semiconductors were the best performers. The Fund was able to benefit as corporations continue to strive to increase productivity--which largely depends on upgrading technology. By accelerating new products, and in the case of large-cap firms, using their financial flexibility to tap into opportunities outside their core businesses, these companies gained strength.

       Within the financial services sector our strongest performers were banks, bro-kerage and credit card companies, as well as consumer finance firms. These companies outperformed due to ongoing industry consolidations, restructuring that reduced costs as well as healthy revenue growth. Increased focus on savings, particularly for


1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer Capital Appreciation Fund's Class A shares were ranked 19th out of 76 funds in its category for the 5-year period ended 3/31/97 and 26th out of 55 funds for the 10-year period ended 3/31/97. Oppenheimer Capital Appreciation Fund is characterized by Lipper as a capital appreciation fund. Lipper performance is based on total return and does not take sales charges into account.


4  Oppenheimer Capital Appreciation Fund

FACING PAGE

Top left: Jane Putnam, Portfolio Manager

Top right: Michael Levine, Member of Equity Investments Team

Bottom: Jay Tracey, Member
of Equity Investments Team

THIS PAGE
Top: John Doney, Member of Equity Investments Team

Bottom: Robert Doll, Executive VP, Director of Equity Investments and Richard Rubinstein, Member of Equity Investments Team


A  TECHNOLOGY AND FINANCIAL SERVICES
WERE LARGE CONTRIBUTORS
TO THE FUND'S PERFORMANCE.


retirement, has also helped fuel the industry.

       In addition, our investments in large grocery and drug store chains added to the Fund's positive performance. This is an area that has exhibited better-than-average growth over the past few years.(2)

DID ANY INVESTMENTS NEGATIVELY IMPACT THE PORTFOLIO?

A few of our larger retailers did not perform as well as we had expected during the second half of 1996. Inventories were well-managed, the consumer was in good financial shape and demand was strong. However, Christmas sales volume was somewhat disappointing and markdowns were higher than expected.

       During the period, the Fund had a slightly higher-than-average cash level. As the prices of some of our large-cap holdings reached what we felt were peak values, we sold or reduced our positions and took profits. We're comfortable with this higher cash level because we feel it will allow us to take advantage of buying opportunities if they arise in the coming months--as we expect they will.

[PHOTO]

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

We believe technology and financial services will continue to outperform throughout 1997 and plan to maintain our emphasis in those areas. However, we have trimmed our bank holdings slightly, preferring instead to add to our holdings in diversified financials and insurance companies. While retail as a whole has been disappointing, certain specialty retail stores have shown consistent, strong earnings growth over the period. As a result, we plan to build our position in this area over the coming period.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We're very optimistic about this year. We believe that 1997 will be a year that will place great importance on earnings growth. That said, we maintain that the industries and companies best poised to outperform the market should be those that continue to post the highest earnings growth. And while we expect the coming year's market to return to a more "normal" pace, relative to the past few years, we remain confident that it will offer many opportunities that should benefit investors.

[PHOTO]


2. The Fund's portfolio is subject to change.

5     Oppenheimer Capital Appreciation Fund

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                                                    7

STATEMENT OF ASSETS AND LIABILITIES                                        13

STATEMENT OF OPERATIONS                                                    14

STATEMENTS OF CHANGES IN NET ASSETS                                        15

FINANCIAL HIGHLIGHTS                                                       16

NOTES TO FINANCIAL STATEMENTS                                              18


6      Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS    February 28, 1997 (Unaudited)

                                                                                               FACE            MARKET VALUE
                                                                                               AMOUNT          SEE NOTE 1
===========================================================================================================================
Convertible Corporate Bonds and Notes--0.2%
---------------------------------------------------------------------------------------------------------------------------
        Danka Business Systems plc, 6.75% Cv. Sub. Nts., 4/1/02 (Cost $1,723,750)(1)           $1,700,000      $  2,567,000

                                                                                                SHARES
===========================================================================================================================
COMMON STOCKS--82.3%
---------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.1%
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.7%
        Dexter Corp.                                                                               75,000         2,212,500
        -------------------------------------------------------------------------------------------------------------------
        Du Pont (E.I.) De Nemours & Co.                                                            75,000         8,043,750
        -------------------------------------------------------------------------------------------------------------------
        IMC Global, Inc.                                                                           90,000         3,138,750
        -------------------------------------------------------------------------------------------------------------------
        Morton International, Inc.                                                                 80,000         3,300,000
        -------------------------------------------------------------------------------------------------------------------
        Praxair, Inc.                                                                             180,400         8,771,950
        -------------------------------------------------------------------------------------------------------------------
        Terra Industries, Inc.                                                                    158,100         2,154,112
                                                                                                                -----------
                                                                                                                 27,621,062

---------------------------------------------------------------------------------------------------------------------------
METALS--0.4%
        Oregon Steel Mills, Inc.                                                                  135,200         2,298,400
        -------------------------------------------------------------------------------------------------------------------
        USX-U.S. Steel Group, Inc.                                                                 50,000         1,568,750
                                                                                                               ------------
                                                                                                                  3,867,150

---------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.5%
---------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.6%
        Arvin Industries, Inc.                                                                    129,900         3,052,650
        -------------------------------------------------------------------------------------------------------------------
        Champion Enterprises, Inc.(2)                                                             196,000         3,797,500
        -------------------------------------------------------------------------------------------------------------------
        Pulte Corp.                                                                               150,000         5,118,750
        -------------------------------------------------------------------------------------------------------------------
        Toll Brothers, Inc.(2)                                                                    240,000         4,650,000
                                                                                                               ------------
                                                                                                                 16,618,900

---------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.2%
        AMR Corp.(2)                                                                               18,000         1,415,250
        -------------------------------------------------------------------------------------------------------------------
        Applebee's International, Inc.                                                             82,500         2,083,125
        -------------------------------------------------------------------------------------------------------------------
        Callaway Golf Co.                                                                         160,800         5,125,500
        -------------------------------------------------------------------------------------------------------------------
        CKE Restaurants, Inc.                                                                     108,050         2,093,469
        -------------------------------------------------------------------------------------------------------------------
        Disney (Walt) Co.                                                                          64,000         4,752,000
        -------------------------------------------------------------------------------------------------------------------
        Gaylord Entertainment Co., Cl. A                                                          100,000         2,025,000
        -------------------------------------------------------------------------------------------------------------------
        Wendy's International, Inc.                                                               252,800         5,245,600
                                                                                                               ------------
                                                                                                                 22,739,944

---------------------------------------------------------------------------------------------------------------------------
MEDIA--0.3%
        Evergreen Media Corp., Cl. A(2)                                                           105,000         3,150,000
---------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.0%
        Donna Karan International, Inc.(2)                                                        200,000         2,400,000
        -------------------------------------------------------------------------------------------------------------------
        Federated Department Stores, Inc.(2)                                                      155,000         5,386,250
        -------------------------------------------------------------------------------------------------------------------
        Fruit of the Loom, Inc., Cl. A(2)                                                         110,000         4,496,250
        -------------------------------------------------------------------------------------------------------------------
        Jones Apparel Group, Inc.(2)                                                              141,200         5,242,050
        -------------------------------------------------------------------------------------------------------------------
        Liz Claiborne, Inc.                                                                        65,000         2,632,500
        -------------------------------------------------------------------------------------------------------------------
        Nautica Enterprises, Inc.(2)                                                              100,000         2,500,000
        -------------------------------------------------------------------------------------------------------------------
        Tommy Hilfiger Corp.(2)                                                                   209,000        11,416,625
        -------------------------------------------------------------------------------------------------------------------
        Wal-Mart Stores, Inc.                                                                     230,000         6,066,250
                                                                                                                -----------
                                                                                                                 40,139,925

7      Oppenheimer Capital Appreciation Fund

                                                                                                               MARKET VALUE
                                                                                                  SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--5.4%
        American Pad & Paper Co.(2)                                                               166,900      $  3,421,450
        -------------------------------------------------------------------------------------------------------------------
        Ann Taylor Stores Corp.(2)                                                                170,000         3,400,000
        -------------------------------------------------------------------------------------------------------------------
        Bed Bath & Beyond, Inc.(2)                                                                200,000         5,200,000
        -------------------------------------------------------------------------------------------------------------------
        Brown Group, Inc.                                                                         105,000         1,706,250
        -------------------------------------------------------------------------------------------------------------------
        Claire's Stores, Inc.                                                                     155,000         2,189,375
        -------------------------------------------------------------------------------------------------------------------
        CUC International, Inc.(2)                                                                 92,500         2,208,437
        -------------------------------------------------------------------------------------------------------------------
        Ethan Allen Interiors, Inc.                                                               100,000         4,587,500
        -------------------------------------------------------------------------------------------------------------------
        Gap, Inc. (The)                                                                           205,000         6,765,000
        -------------------------------------------------------------------------------------------------------------------
        Home Depot, Inc.                                                                           20,000         1,090,000
        -------------------------------------------------------------------------------------------------------------------
        Nike, Inc., Cl. B                                                                         135,000         9,703,125
        -------------------------------------------------------------------------------------------------------------------
        Nine West Group, Inc.(2)                                                                  218,800        10,283,600
        -------------------------------------------------------------------------------------------------------------------
        Ross Stores, Inc.                                                                          20,000           960,000
        -------------------------------------------------------------------------------------------------------------------
        Tiffany & Co.                                                                              90,100         3,130,975
                                                                                                              -------------
                                                                                                                 54,645,712

---------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--12.9%
---------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.7%
        Coca-Cola Co. (The)                                                                       110,000         6,710,000
---------------------------------------------------------------------------------------------------------------------------
EDUCATION--0.2%
        National Education Corp.(2)                                                               145,000         1,866,875
---------------------------------------------------------------------------------------------------------------------------
FOOD--2.4%
        JP Foodservice, Inc.(2)                                                                    94,900         2,692,787
        -------------------------------------------------------------------------------------------------------------------
        Kroger Co.(2)                                                                             115,000         6,095,000
        -------------------------------------------------------------------------------------------------------------------
        Richfood Holdings, Inc.                                                                   187,500         3,960,937
        -------------------------------------------------------------------------------------------------------------------
        Safeway, Inc.(2)                                                                          240,000        11,550,000
                                                                                                              -------------
                                                                                                                 24,298,724

---------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.5%
        Amgen, Inc.(2)                                                                             35,000         2,139,375
        -------------------------------------------------------------------------------------------------------------------
        Biogen, Inc.(2)                                                                            85,000         4,186,250
        -------------------------------------------------------------------------------------------------------------------
        Bristol-Myers Squibb Co.                                                                   60,000         7,830,000
        -------------------------------------------------------------------------------------------------------------------
        Johnson & Johnson                                                                          54,526         3,142,061
        -------------------------------------------------------------------------------------------------------------------
        Lilly (Eli) & Co.                                                                          55,000         4,805,625
        -------------------------------------------------------------------------------------------------------------------
        Pfizer, Inc.                                                                              150,000        13,743,750
                                                                                                              -------------
                                                                                                                 35,847,061

---------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
        SERVICES--5.1%
        Boston Scientific Corp.(2)                                                                 80,000         5,300,000
        -------------------------------------------------------------------------------------------------------------------
        Guidant Corp.                                                                              95,000         6,365,000
        -------------------------------------------------------------------------------------------------------------------
        Gulf South Medical Supply, Inc.(2)                                                        130,000         2,746,250
        -------------------------------------------------------------------------------------------------------------------
        HealthCare COMPARE Corp.(2)                                                               139,100         5,937,831
        -------------------------------------------------------------------------------------------------------------------
        HEALTHSOUTH Corp.(2)                                                                      115,000         4,628,750
        -------------------------------------------------------------------------------------------------------------------
        Henry Schein, Inc.(2)                                                                      99,500         2,686,500
        -------------------------------------------------------------------------------------------------------------------
        Medtronic, Inc.                                                                            70,000         4,532,500
        -------------------------------------------------------------------------------------------------------------------
        Nellcor Puritan Bennett, Inc.(2)                                                          135,000         2,345,625
        -------------------------------------------------------------------------------------------------------------------
        Oxford Health Plans, Inc.(2)                                                              115,000         6,411,250
        -------------------------------------------------------------------------------------------------------------------
        Renal Treatment Centers, Inc.(2)                                                          171,500         4,459,000
        -------------------------------------------------------------------------------------------------------------------
        Sofamor Danek Group, Inc.(2)                                                               80,000         3,170,000
        -------------------------------------------------------------------------------------------------------------------
        Ventana Medical Systems, Inc.(2)                                                           46,000           828,000
        -------------------------------------------------------------------------------------------------------------------
        VISX, Inc.(2)                                                                             125,200         2,785,700
                                                                                                              -------------
                                                                                                                 52,196,406

8      Oppenheimer Capital Appreciation Fund

                                                                                                               MARKET VALUE
                                                                                                  SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%
        Blyth Industries, Inc.(2)                                                                 108,200      $  3,543,550
---------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.7%
        Philip Morris Cos., Inc.                                                                   30,000         4,053,750
        -------------------------------------------------------------------------------------------------------------------
        UST, Inc.                                                                                 105,000         3,241,875
                                                                                                               ------------
                                                                                                                  7,295,625

---------------------------------------------------------------------------------------------------------------------------
ENERGY--4.0%
---------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--1.5%
        BJ Services Co.(2)                                                                         70,000         2,782,500
        -------------------------------------------------------------------------------------------------------------------
        Global Marine, Inc.(2)                                                                    155,000         2,886,875
        -------------------------------------------------------------------------------------------------------------------
        Smith International, Inc.(2)                                                               45,000         1,828,125
        -------------------------------------------------------------------------------------------------------------------
        Tidewater, Inc.                                                                            80,000         3,440,000
        -------------------------------------------------------------------------------------------------------------------
        Transocean Offshore, Inc.                                                                  75,000         4,190,625
                                                                                                               ------------
                                                                                                                 15,128,125

---------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.5%
        ENSCO International, Inc.(2)                                                               80,000         3,470,000
        -------------------------------------------------------------------------------------------------------------------
        Mobil Corp.                                                                                40,000         4,910,000
        -------------------------------------------------------------------------------------------------------------------
        Phillips Petroleum Co.                                                                    130,000         5,378,750
        -------------------------------------------------------------------------------------------------------------------
        Unocal Corp.                                                                              135,000         5,214,375
        -------------------------------------------------------------------------------------------------------------------
        USX-Marathon Group                                                                        235,000         6,256,875
                                                                                                               ------------
                                                                                                                 25,230,000

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL--16.3%
---------------------------------------------------------------------------------------------------------------------------
BANKS--2.6%
        Bank of Boston Corp.                                                                      125,000         9,421,875
        -------------------------------------------------------------------------------------------------------------------
        BankAmerica Corp.                                                                          30,000         3,412,500
        -------------------------------------------------------------------------------------------------------------------
        Societe Generale                                                                           44,600         5,166,683
        -------------------------------------------------------------------------------------------------------------------
        SouthTrust Corp.                                                                           40,000         1,585,000
        -------------------------------------------------------------------------------------------------------------------
        State Street Boston Corp.                                                                  87,400         7,024,775
                                                                                                               ------------
                                                                                                                 26,610,833

---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--10.6%
        Advanta Corp., Cl. A                                                                       65,000         2,689,375
        -------------------------------------------------------------------------------------------------------------------
        Alex Brown, Inc.                                                                           62,500         3,632,813
        -------------------------------------------------------------------------------------------------------------------
        Associates First Capital Corp., Cl. A                                                     124,000         5,983,000
        -------------------------------------------------------------------------------------------------------------------
        Fannie Mae                                                                                100,000         4,000,000
        -------------------------------------------------------------------------------------------------------------------
        Federal Home Loan Mortgage Corp.                                                          240,000         7,140,000
        -------------------------------------------------------------------------------------------------------------------
        Finova Group, Inc.                                                                         75,000         5,728,125
        -------------------------------------------------------------------------------------------------------------------
        First USA, Inc.                                                                           350,000        17,018,750
        -------------------------------------------------------------------------------------------------------------------
        Franklin Resources, Inc.                                                                   90,000         5,265,000
        -------------------------------------------------------------------------------------------------------------------
        Green Tree Financial Corp.                                                                400,000        15,000,000
        -------------------------------------------------------------------------------------------------------------------
        Merrill Lynch & Co., Inc.                                                                  10,000           960,000
        -------------------------------------------------------------------------------------------------------------------
        Morgan Stanley Group, Inc.                                                                 65,000         4,103,125
        -------------------------------------------------------------------------------------------------------------------
        Price (T. Rowe) Associates                                                                140,200         6,186,325
        -------------------------------------------------------------------------------------------------------------------
        Salomon, Inc.                                                                             105,000         5,840,625
        -------------------------------------------------------------------------------------------------------------------
        Schwab (Charles) Corp. (New)                                                              130,000         4,875,000
        -------------------------------------------------------------------------------------------------------------------
        Travelers Group, Inc.                                                                     350,000        18,768,750
                                                                                                               ------------
                                                                                                                107,190,888

9      Oppenheimer Capital Appreciation Fund

                                                                                                               MARKET VALUE
                                                                                                  SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.1%
        Allstate Corp.                                                                             90,000      $  5,703,750
        -------------------------------------------------------------------------------------------------------------------
        Equitable Cos., Inc.                                                                      240,000         7,530,000
        -------------------------------------------------------------------------------------------------------------------
        MGIC Investment Corp.                                                                      70,900         5,574,513
        -------------------------------------------------------------------------------------------------------------------
        SunAmerica, Inc.                                                                          270,000        12,386,250
                                                                                                               ------------
                                                                                                                 31,194,513

---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--6.9%
---------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.3%
        Emerson Electric Co.                                                                       85,000         8,415,000
        -------------------------------------------------------------------------------------------------------------------
        Honeywell, Inc.                                                                            73,700         5,241,913
                                                                                                               ------------
                                                                                                                 13,656,913

---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.2%
        Centex Corp.                                                                              160,000         6,460,000
        -------------------------------------------------------------------------------------------------------------------
        Rayonier, Inc.                                                                            157,700         5,992,600
                                                                                                               ------------
                                                                                                                 12,452,600

---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.9%
        Corrections Corp. of America(2)                                                           140,000         3,990,000
        -------------------------------------------------------------------------------------------------------------------
        Culligan Water Technologies, Inc.(2)                                                      142,000         5,538,000
        -------------------------------------------------------------------------------------------------------------------
        Kent Electronics Corp.(2)                                                                 168,000         4,620,000
        -------------------------------------------------------------------------------------------------------------------
        Manpower, Inc.                                                                             85,000         3,208,750
        -------------------------------------------------------------------------------------------------------------------
        Patterson Dental Co.(2)                                                                    35,000         1,190,000
        -------------------------------------------------------------------------------------------------------------------
        U.S. Rentals, Inc.(2)                                                                      40,000           760,000
                                                                                                               ------------
                                                                                                                 19,306,750

---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.7%
        AGCO Corp.                                                                                135,300         3,839,138
        -------------------------------------------------------------------------------------------------------------------
        U.S. Filter Corp.(2)                                                                      100,000         3,500,000
                                                                                                               ------------
                                                                                                                  7,339,138

---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.8%
        Burlington Northern Santa Fe Corp.                                                         42,000         3,496,500
        -------------------------------------------------------------------------------------------------------------------
        Canadian Pacific Ltd. (New)                                                               400,000         9,900,000
        -------------------------------------------------------------------------------------------------------------------
        Illinois Central Corp.                                                                    132,150         4,542,656
                                                                                                               ------------
                                                                                                                 17,939,156
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--24.1%
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.3%
        Goodrich (B.F.) Co.                                                                        84,000         3,412,500
---------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--6.5%
        Adaptec, Inc.(2)                                                                          141,900         5,401,069
        -------------------------------------------------------------------------------------------------------------------
        Cabletron Systems, Inc.(2)                                                                187,000         5,610,000
        -------------------------------------------------------------------------------------------------------------------
        Cascade Communications Corp.(2)                                                           263,000         8,120,125
        -------------------------------------------------------------------------------------------------------------------
        Compaq Computer Corp.(2)                                                                   91,000         7,211,750
        -------------------------------------------------------------------------------------------------------------------
        EMC Corp.(2)                                                                              345,000        12,420,000
        -------------------------------------------------------------------------------------------------------------------
        Gateway 2000, Inc.(2)                                                                     170,800        10,034,500
        -------------------------------------------------------------------------------------------------------------------
        Seagate Technology(2)                                                                     210,000         9,922,500
        -------------------------------------------------------------------------------------------------------------------
        Sun Microsystems, Inc.(2)                                                                 232,000         7,163,000
                                                                                                               ------------
                                                                                                                 65,882,944

10     Oppenheimer Capital Appreciation Fund

                                                                                                               MARKET VALUE
                                                                                                  SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--7.9%
        Applix, Inc.(2)                                                                            50,000      $    556,250
        -------------------------------------------------------------------------------------------------------------------
        BMC Software, Inc.(2)                                                                     185,600         7,946,000
        -------------------------------------------------------------------------------------------------------------------
        Computer Associates International, Inc.                                                    75,000         3,262,500
        -------------------------------------------------------------------------------------------------------------------
        First Data Corp.                                                                          230,040         8,425,215
        -------------------------------------------------------------------------------------------------------------------
        HBO & Co.                                                                                 140,000         8,067,500
        -------------------------------------------------------------------------------------------------------------------
        Microsoft Corp.(2)                                                                        280,000        27,300,000
        -------------------------------------------------------------------------------------------------------------------
        Oracle Corp.(2)                                                                           338,850        13,299,863
        -------------------------------------------------------------------------------------------------------------------
        PLATINUM Technology, Inc.(2)                                                              180,000         2,677,500
        -------------------------------------------------------------------------------------------------------------------
        SAP AG, Preference                                                                         25,500         3,925,891
        -------------------------------------------------------------------------------------------------------------------
        Shiva Corp.(2)                                                                            155,000         2,576,875
        -------------------------------------------------------------------------------------------------------------------
        Structural Dynamics Research Corp.(2)                                                     120,000         2,385,000
                                                                                                               ------------
                                                                                                                 80,422,594

---------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--4.2%
        Altera Corp.(2)                                                                            50,000         2,268,750
        -------------------------------------------------------------------------------------------------------------------
        Analog Devices, Inc.(2)                                                                   153,333         3,564,992
        -------------------------------------------------------------------------------------------------------------------
        Applied Materials, Inc.(2)                                                                 95,000         4,809,375
        -------------------------------------------------------------------------------------------------------------------
        Intel Corp.                                                                               115,000        16,315,625
        -------------------------------------------------------------------------------------------------------------------
        Novellus Systems, Inc.(2)                                                                  90,800         7,422,900
        -------------------------------------------------------------------------------------------------------------------
        SCI Systems, Inc.(2)                                                                      151,800         8,121,300
                                                                                                               ------------
                                                                                                                 42,502,942

---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--5.2%
        3Com Corp.(2)                                                                              95,000         3,145,391
        -------------------------------------------------------------------------------------------------------------------
        Andrew Corp.(2)                                                                            85,000         4,675,000
        -------------------------------------------------------------------------------------------------------------------
        Ascend Communications, Inc.(2)                                                             65,000         3,396,250
        -------------------------------------------------------------------------------------------------------------------
        Cisco Systems, Inc.(2)                                                                    260,000        14,462,500
        -------------------------------------------------------------------------------------------------------------------
        DSP Communications, Inc.(2)                                                               160,000         1,870,000
        -------------------------------------------------------------------------------------------------------------------
        Hong Kong Telecommunications Ltd., Sponsored ADR                                           50,000           868,750
        -------------------------------------------------------------------------------------------------------------------
        Newbridge Networks Corp.(2)                                                               180,000         5,737,500
        -------------------------------------------------------------------------------------------------------------------
        PictureTel Corp.(2)                                                                        85,000         1,338,750
        -------------------------------------------------------------------------------------------------------------------
        Tellabs, Inc.(2)                                                                          220,000         8,772,500
        -------------------------------------------------------------------------------------------------------------------
        WorldCom, Inc.                                                                            305,000         8,120,625
                                                                                                               ------------
                                                                                                                 52,387,266

11     Oppenheimer Capital Appreciation Fund

                                                                                                               MARKET VALUE
                                                                                                SHARES         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.5%
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%
        Empresa Nacional de Electricidad SA, Sponsored ADR                                         45,000      $  2,761,875
        -------------------------------------------------------------------------------------------------------------------
        PacifiCorp                                                                                135,000         2,784,375
        -------------------------------------------------------------------------------------------------------------------
        Pinnacle West Capital Corp.                                                               175,000         5,468,750
                                                                                                               ------------
                                                                                                                 11,015,000

---------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.4%
        Cincinnati Bell, Inc.                                                                      60,000         3,720,000
                                                                                                               ------------
        Total Common Stocks (Cost $571,469,980)                                                                 835,933,096
                                                                                             FACE
                                                                                             AMOUNT
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--17.7%
---------------------------------------------------------------------------------------------------------------------------
        Repurchase agreement with Zion First National Bank, 5.38%, dated
        2/28/97, to be repurchased at $179,680,521 on 3/3/97, collateralized by U.S. Treasury Nts., 5.50%--7.50%, 5/15/98--8/15/04, with a value of
        $183,416,674 (Cost $179,600,000)                                                     $179,600,000       179,600,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $752,793,730)                                                    100.2%     1,018,100,096
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                (0.2)       (2,095,546)
                                                                                             ------------    --------------
NET ASSETS                                                                                         100.0%    $1,016,004,550
                                                                                             ============    ==============

        1. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

        2. Non-income producing security.

        See accompanying Notes to Financial Statements.

12     Oppenheimer Capital Appreciation Fund

STATEMENT OF ASSETS AND LIABILITIES   February 28, 1997 (Unaudited)

===========================================================================================================================
ASSETS
        Investments, at value (including repurchase agreement of $179,600,000)
        (cost $752,793,730)--see accompanying statement                                                      $1,018,100,096
        -------------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                          8,313,699
        Interest and dividends                                                                                      697,163
        -------------------------------------------------------------------------------------------------------------------
        Other                                                                                                        20,967
                                                                                                             --------------
        Total assets                                                                                          1,027,131,925

===========================================================================================================================
LIABILITIES
        Bank overdraft                                                                                              132,935
        -------------------------------------------------------------------------------------------------------------------
        Unrealized depreciation on forward foreign currency exchange contracts--Note 6                                1,141
        -------------------------------------------------------------------------------------------------------------------
        Payables and other liabilities:
        Investments purchased                                                                                     6,778,855
        Shares of beneficial interest redeemed                                                                    3,417,815
        Distribution and service plan fees                                                                          273,212
        Trustees' fees                                                                                              209,676
        Transfer and shareholder servicing agent fees                                                                75,194
        Other                                                                                                       238,547
                                                                                                             --------------
        Total liabilities                                                                                        11,127,375

===========================================================================================================================
NET ASSETS                                                                                                   $1,016,004,550
                                                                                                             ==============

===========================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                        $696,855,900
        -------------------------------------------------------------------------------------------------------------------
        Undistributed net investment income                                                                         566,290
        -------------------------------------------------------------------------------------------------------------------
        Accumulated net realized gain on investment and foreign currency transactions                            53,273,162
        -------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments and translation
        of assets and liabilities denominated in foreign currencies                                             265,309,198
                                                                                                             --------------
        Net assets                                                                                           $1,016,004,550
                                                                                                             ==============
===========================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets of $978,077,216 and
        30,090,147 shares of beneficial interest outstanding)                                                        $32.50
        Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)              $34.48

        -------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $20,722,648 and 644,240 shares of beneficial interest outstanding)                                        $32.17

        -------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $17,204,686 and 539,279 shares of beneficial interest outstanding)                                        $31.90

        See accompanying Notes to Financial Statements.

13     Oppenheimer Capital Appreciation Fund

STATEMENT OF OPERATIONS   For the Six Months Ended February 28, 1997
(Unaudited)

===========================================================================================================================
INVESTMENT INCOME
        Interest                                                                                               $  4,461,005
        -------------------------------------------------------------------------------------------------------------------
        Dividends (net of foreign withholding taxes of $26,795)                                                   3,001,730
        -------------------------------------------------------------------------------------------------------------------
        Total income                                                                                              7,462,735

===========================================================================================================================
EXPENSES
        Management fees--Note 4                                                                                   3,234,232
        -------------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                     746,147
        Class B                                                                                                      68,339
        Class C                                                                                                      67,795
        -------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                       524,428
        -------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                         187,888
        -------------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                                  26,092
        -------------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                      21,639
        -------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class B                                                                                                       4,682
        Class C                                                                                                       1,891
        -------------------------------------------------------------------------------------------------------------------
        Other                                                                                                        41,492
                                                                                                               ------------
        Total expenses                                                                                            4,924,625

===========================================================================================================================
NET INVESTMENT INCOME                                                                                             2,538,110

===========================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
        Net realized gain (loss) on:
        Investments                                                                                              70,224,188
        Foreign currency transactions                                                                               (13,870)
                                                                                                               ------------
        Net realized gain                                                                                        70,210,318
        -------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on:
        Investments                                                                                              77,695,355
        Translation of assets and liabilities denominated in foreign currencies                                    (309,643)
                                                                                                               ------------
        Net change                                                                                               77,385,712
                                                                                                               ------------
        Net realized and unrealized gain                                                                        147,596,030

===========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $150,134,140
                                                                                                               ------------

        See accompanying Notes to Financial Statements.

14     Oppenheimer Capital Appreciation Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS ENDED   PERIOD ENDED        YEAR ENDED
                                                                         FEB. 28, 1997      AUGUST 31,          DECEMBER 31,
                                                                         (UNAUDITED)        1996(1)             1995
===========================================================================================================================
OPERATIONS
        Net investment income                                            $ 2,538,110        $ 2,862,338         $ 5,803,306
        -------------------------------------------------------------------------------------------------------------------
        Net realized gain                                                 70,210,318         75,873,404          71,199,990
        -------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation             77,385,712         11,279,147          58,150,018
                                                                       -------------      -------------       -------------
        Net increase in net assets resulting from operations             150,134,140         90,014,889         135,153,314

===========================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                           (4,636,958)                --          (5,896,377)
        Class B                                                              (28,622)                --              (8,658)
        Class C                                                                   --                 --             (24,850)
        -------------------------------------------------------------------------------------------------------------------
        Distributions from net realized gain:
        Class A                                                          (94,225,656)                --         (69,237,207)
        Class B                                                           (1,583,385)                --            (100,605)
        Class C                                                           (1,485,118)                --            (663,926)

===========================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from
        beneficial interest transactions--Note 2:
        Class A                                                          141,759,219       (58,800,845)         397,611,091
        Class B                                                           15,370,804          2,415,163           2,840,388
        Class C                                                            6,393,685          2,250,436           5,989,404

===========================================================================================================================
NET ASSETS
        Total increase                                                   211,698,109         35,879,643         465,662,574
        -------------------------------------------------------------------------------------------------------------------
        Beginning of period                                              804,306,441        768,426,798         302,764,224
                                                                       -------------      -------------       -------------
        End of period [including undistributed
        (overdistributed) net investment income of $566,290,
        $2,693,760 and $(168,578), respectively]                      $1,016,004,550       $804,306,441        $768,426,798
                                                                       =============      =============       =============

        1. The Fund changed its fiscal year end from December 31 to August 31.

        See accompanying Notes to Financial Statements.

15     Oppenheimer Capital Appreciation Fund

FINANCIAL HIGHLIGHTS




                                                    CLASS A
                                                    ===================================================================
                                                    SIX MONTHS        PERIOD
                                                    ENDED             ENDED
                                                    FEB. 28, 1997     AUGUST 31,             YEAR ENDED DECEMBER 31,
                                                    (UNAUDITED)       1996(3)                1995              1994
=======================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $30.81             $27.44              $22.63             $25.72
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .09                .11                 .24                .20
Net realized and unrealized gain (loss)                  5.32               3.26                7.61               (.11)
                                                     --------           --------            --------           --------
Total income (loss) from investment operations           5.41               3.37                7.85                .09

-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.17)                --                (.24)              (.20)
Distributions from net realized gain                    (3.55)                --               (2.80)             (2.98)
                                                     --------           --------            --------           --------
Total dividends and distributions to shareholders       (3.72)                --               (3.04)             (3.18)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $32.50             $30.81              $27.44             $22.63
                                                     ========           ========            ========           ========

========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)                     18.22%             12.28%              34.85%              0.46%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $978,077           $788,504            $758,439           $301,698
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $922,499           $789,903            $538,210           $325,003
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                             0.56%(7)           0.55%(7)            1.08%              0.72%
Expenses                                                 1.02%(7)           1.09%(7)            1.03%              1.16%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                               34.9%              45.2%               71.9%              34.7%
Average brokerage commission rate(9)                  $0.0622            $0.0595             $0.0578                 --


1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

3. The Fund changed its fiscal year end from December 31 to August 31.

4. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

5. Less than $0.005 per share.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


16     Oppenheimer Capital Appreciation Fund

                         CLASS B                                  CLASS C
====================     ===================================================================================================
                         SIX MONTHS    PERIOD        PERIOD       SIX MONTHS     PERIOD
                         ENDED         ENDED         ENDED        ENDED          ENDED
                         FEB. 28, 1997 AUGUST 31,    DEC. 31,     FEB. 28, 1997  AUGUST 31,    YEAR ENDED DECEMBER 31,
 1993        1992        (UNAUDITED)   1996(3)       1995(4)      (UNAUDITED)    1996(3)       1995        1994(2)    1993(1)
============================================================================================================================
  $25.25      $23.76      $30.56       $27.37         $29.77       $30.27         $27.11         $22.50     $25.72    $25.92
----------------------------------------------------------------------------------------------------------------------------
     .13         .16         .05           --(5)        (.14)          --           (.03)           .09         --      (.01)
     .86        2.28        5.17         3.19            .78         5.18           3.19           7.43       (.15)      .31
--------    --------    --------      -------       --------      -------        -------        -------    -------   -------
     .99        2.44        5.22         3.19            .64         5.18           3.16           7.52       (.15)      .30

----------------------------------------------------------------------------------------------------------------------------
    (.12)       (.17)       (.06)          --           (.24)          --             --           (.11)      (.09)     (.10)
    (.40)       (.78)      (3.55)          --          (2.80)       (3.55)            --          (2.80)     (2.98)     (.40)
--------    --------    --------      -------       --------      -------        -------        -------    -------   -------
    (.52)       (.95)      (3.61)          --          (3.04)       (3.55)            --          (2.91)     (3.07)     (.50)
----------------------------------------------------------------------------------------------------------------------------
  $25.72      $25.25      $32.17       $30.56         $27.37       $31.90         $30.27         $27.11     $22.50    $25.72
========    ========    ========      =======       ========      =======        =======        =======    =======   =======

============================================================================================================================
    3.93%      10.27%      17.71%       11.65%          1.67%       17.72%         11.66%         33.56%    (0.50)%     2.11%

============================================================================================================================
$368,806    $401,256     $20,723       $5,448         $2,751      $17,205        $10,355         $7,237     $1,066        $8
----------------------------------------------------------------------------------------------------------------------------
$383,875    $362,295     $13,888       $4,285         $  661      $13,738         $9,053         $3,792       $467        $6
----------------------------------------------------------------------------------------------------------------------------

    0.47%       0.69%      (0.32)%(7)   (0.25)%(7)     (0.54)%(7)   (0.29)%(7)    ( 0.30)%(7)      0.19%     (0.02)%   (0.07)%(7)
    1.07%       1.09%       1.92%(7)     1.94%(7)       2.62%(7)     1.88%(7)       1.93%(7)       1.90%      2.18%     2.18%(7)
----------------------------------------------------------------------------------------------------------------------------
    22.9%       42.3%       34.9%        45.2%          71.9%        34.9%          45.2%          71.9%      34.7%     22.9%
      --          --     $0.0622      $0.0595        $0.0578      $0.0622        $0.0595        $0.0578         --        --

7.  Annualized.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $270,665,678 and $284,348,239, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


17  Oppenheimer Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
        Oppenheimer Capital Appreciation Fund (the Fund), formerly named Oppenheimer Target Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation, primarily through investment in equity securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

        -----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                 The effect of changes in foreign currency exchange rates on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        -----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        -----------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        -----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        -----------------------------------------------------------------------
        TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1997, a reduction of $33,207 was made for the Fund's projected benefit obligations, and payments of $9,051 were made to retired trustees, resulting in an accumulated liability of $196,879 at February 28, 1997.

18     Oppenheimer Capital Appreciation Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)
        DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

        -----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

        -----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST
                 The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                   SIX MONTHS ENDED                  PERIOD ENDED                  YEAR ENDED
                                   FEBRUARY 28, 1997                 AUGUST 31, 1996(2)            DECEMBER 31, 1995(1)
                                   ----------------------------      -------------------------     -----------------------------
                                   SHARES          AMOUNT            SHARES        AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                4,101,930      $136,044,985       2,809,568  $  83,949,691       3,305,271      $ 90,988,885
Dividends and distributions
reinvested                          3,067,096        94,558,539              --             --       2,635,092        71,461,980
Issued in connection with the
acquisition of Oppenheimer Time
Fund--Note 7                               --                --              --             --      11,277,345       315,314,574
Redeemed                           (2,675,150)      (88,844,305)     (4,852,702)  (142,750,536)     (2,909,180)      (80,154,348)
                                  -----------      ------------      ----------  -------------      ----------      ------------
Net increase (decrease)             4,493,876      $141,759,219      (2,043,134) $ (58,800,845)     14,308,528      $397,611,091
                                  ===========      ============      ==========  =============      ==========      ============

--------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                  680,896      $ 22,268,701         358,325  $  10,711,635         107,562      $  3,071,314
Dividends and distributions
reinvested                             51,517         1,574,884              --             --           3,988           107,888
Redeemed                             (266,448)       (8,472,781)       (280,568)    (8,296,472)        (11,032)         (338,814)
                                  -----------      ------------      ----------  -------------      ----------      ------------
Net increase                          465,965      $ 15,370,804          77,757  $   2,415,163         100,518      $  2,840,388
                                  ===========      ============      ==========  =============      ==========      ============

--------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                  215,585      $  7,043,906         152,465  $   4,501,923         257,084      $  7,022,376
Dividends and distributions
reinvested                             45,590         1,381,821              --             --          22,545           604,205
Redeemed                              (64,030)       (2,032,042)        (77,259)    (2,251,487)        (60,076)       (1,637,177)
                                  -----------      ------------      ----------  -------------      ----------      ------------
Net increase                          197,145      $  6,393,685          75,206  $   2,250,436         219,553      $  5,989,404
                                  ===========      ============      ==========  =============      ==========      ============

        1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.
        2. The Fund changed its fiscal year end from December 31 to August 31.

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
        At February 28, 1997, net unrealized appreciation on investments of $265,306,366 was composed of gross appreciation of $292,532,707, and gross depreciation of $27,226,341.

19     Oppenheimer Capital Appreciation Fund

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% on the next $200 million, 0.66% on the next $200 million and 0.60% in net assets in excess of $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its net assets in excess of $1.5 billion.

                 For the six months ended February 28, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $702,690, of which $232,471 was retained by OppenheimerFunds Distributor, Inc.
        (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $281,439 and $43,556, of which $20,246 was paid to an affiliated broker/dealer for Class B. During the six months ended February 28, 1997, OFDI received contingent deferred sales charges of $4,718 and $2,790, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                 OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                 The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1997, OFDI paid $33,774 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                 The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI retained $60,042 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of February 28, 1997, OFDI had incurred unreimbursed expenses of $312,060 for Class B.

                 The Fund has adopted a reimbursement type Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI paid $1,006 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $27,749 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of February 28, 1997, OFDI had incurred unreimbursed expenses of $132,877 for Class C.

20     Oppenheimer Capital Appreciation Fund

===============================================================================
5. ILLIQUID AND RESTRICTED
   SECURITIES
        At February 28, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at February 28, 1997 was $2,567,000, which represents 0.25% of the Fund's net assets.

===============================================================================
6. FORWARD CONTRACTS
        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                 The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                 Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                 Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                 Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At February 28, 1997, outstanding forward contracts to purchase foreign currencies were as follows:

                                                           CONTRACT AMOUNT        VALUATION AS OF       UNREALIZED
CONTRACTS TO PURCHASE               EXPIRATION DATE        (000S)                 FEBRUARY 28, 1997     DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
French Franc (FRF)                  3/27/97                2,865 FRF              $504,667              $1,141

===============================================================================
7. ACQUISITION OF
   OPPENHEIMER TIME FUND
       On June 23, 1995, the Fund acquired all of the net assets of Oppenheimer Time Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Time Fund shareholders on June 20, 1995. The Fund issued 11,277,345 shares of beneficial interest (Class A), valued at $315,314,574 in exchange for the net assets, resulting in combined Class A net assets of $686,360,280 on June 23, 1995. The net assets acquired included net unrealized appreciation of $67,068,398. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

21     Oppenheimer Capital Appreciation Fund

OPPENHEIMER CAPITAL APPRECIATION FUND

==============================================================================
OFFICERS AND TRUSTEES
       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Jane Putnam, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

==============================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

==============================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

==============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

==============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       The Bank of New York

==============================================================================
INDEPENDENT AUDITORS
       KPMG Peat Marwick LLP

==============================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

       This is a copy of a report to shareholders of Oppenheimer Capital Appreciation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Capital Appreciation Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer Capital Appreciation Fund

       OPPENHEIMERFUNDS FAMILY
===============================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

               When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

               At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address SHOWN on the back cover. As always, please read the prospectus carefully before you invest.

====================================================================================================================================
STOCK FUNDS
               Developing Markets Fund                     Quest Capital Value Fund
               Global Emerging Growth Fund                 Growth Fund
               Enterprise Fund(2)                          Global Fund
               International Growth Fund                   Quest Global Value Fund
               Discovery Fund                              Disciplined Value Fund
               Quest Small Cap Value Fund                  Oppenheimer Fund
               Gold & Special Minerals Fund                Value Stock Fund
               Capital Appreciation Fund(3)                Quest Value Fund

====================================================================================================================================
STOCK & BOND FUNDS
               Main Street Income & Growth Fund            Equity Income Fund
               Quest Opportunity Value Fund                Disciplined Allocation Fund
               Total Return Fund                           Multiple Strategies Fund(4)
               Quest Growth & Income Value Fund            Strategic Income & Growth Fund
               Global Growth & Income Fund                 Bond Fund for Growth

====================================================================================================================================
BOND FUNDS
               International Bond Fund                     Bond Fund
               High Yield Fund                             U.S. Government Trust
               Champion Income Fund                        Limited-Term Government Fund
               Strategic Income Fund

====================================================================================================================================
MUNICIPAL FUNDS
               California Municipal Fund(5)                Insured Municipal Fund
               Florida Municipal Fund(5)                   Intermediate Municipal Fund
               New Jersey Municipal Fund(5)
               New York Municipal Fund(5)                  Rochester Division
               Pennsylvania Municipal Fund5                Rochester Fund Municipals
               Municipal Bond Fund                         Limited Term New York Municipal Fund

====================================================================================================================================
MONEY MARKET FUNDS(6)
               Money Market Fund                           Cash Reserves

====================================================================================================================================
LIFESPAN
               Growth Fund                                 Income Fund
               Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

23     Oppenheimer Capital Appreciation Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0320.001.0297       April 30, 1997

[PHOTO]
CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges.
Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

----------------------------
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U.S. Postage
PAID
Permit No. 130
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----------------------------